CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Operating expenses:
Research and development	$ 2,432,700	$ 2,480,600
General and administrative	4,344,400	2,548,300
Total operating expenses	6,777,100	5,028,900
Loss from operations	(6,777,100)	(5,028,900)
Other expenses, net:
Interest expense, net	(4,548,700)	(1,503,000)
Change in warrant liability	34,600	$ (3,566,900)
Loss on extinguishment of debt	(2,388,000)
Other expense	(135,000)
Loss before income taxes	(13,883,400)	$ (2,965,000)
Income taxes	2,400	2,700
Net loss and comprehensive loss	$ (13,885,800)	$ (2,967,700)
Basic net loss per common share	$ (10.53)	$ (2.70)
Diluted net loss per common share	$ (10.61)	$ (3.81)
Weighted average shares used in computing basic net loss per common share	1,318,797	1,098,742
Weighted average shares used in computing diluted net loss per common share	1,318,797	1,099,216